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                                                                    EXHIBIT 99.1

                     CERTIFICATION OF THE PRESIDENT AND CEO

     I, Robert C. Harbage, President and Chief Executive Officer of UBICS, Inc., do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to my knowledge:

     (1) the Quarterly Report on Form 10-Q of UBICS, Inc. for the quarterly period ended June 20, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C.
          78m),

          and

     (2) the information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of UBICS, Inc.

Dated:   August 14, 2002


                                           By: /s/ Robert C. Harbage
                                           -------------------------------------
                                           Robert C. Harbage
                                           President and Chief Executive Officer